                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Wayne R. Sanders
                                        ----------------------------------------
                                        Wayne R. Sanders

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ John F. Bergstrom
                                        ----------------------------------------
                                        John F. Bergstrom

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Pastora San Juan Cafferty
                                        ----------------------------------------
                                        Pastora San Juan Cafferty

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Paul J. Collins
                                        ----------------------------------------
                                        Paul J. Collins

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Robert W. Decherd
                                        ----------------------------------------
                                        Robert W. Decherd

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ William O Fifield
                                        ----------------------------------------
                                        William O. Fifield

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Claudio X. Gonzalez
                                        ----------------------------------------
                                        Claudio X. Gonzalez

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Frank A. McPherson
                                        ----------------------------------------
                                        Frank A. McPherson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Linda Johnson Rice
                                        ----------------------------------------
                                        Linda Johnson Rice

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Wolfgang R. Schmitt
                                        ----------------------------------------
                                        Wolfgang R. Schmitt

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.


                                        /s/ Randall L. Tobias
                                        ----------------------------------------
                                        Randall L. Tobias

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 23, 1998 among the Company, Jazz Acquisition Corp., a Utah corporation and a wholly-owned subsidiary of the Company ("Sub"), and Ballard Medical Products, a Utah corporation ("Ballard"), which provides for the merger of Sub with and into Ballard, with Ballard surviving as a wholly-owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 1999.



                                             /s/ Louis E. Levy
                                             ----------------------------------
                                             Louis E. Levy